UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2022

Blue Water Vaccines Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41294	83-2262816
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 E. Fifth Street, Suite 1900 Cincinnati, Ohio	45202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 620-4101

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.00001 per share	BWV	The Nasdaq Stock Market LLC

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreement.

On July 20, 2022, Blue Water Vaccines Inc. (the “Company”) entered into a Sponsored Research Agreement (the “SRA”), effective as of June 30, 2022 (the “Effective Date”), by and between the Company and Children’s Hospital Medical Center, d/b/a Cincinnati Children’s Hospital Medical Center (“CHMC”) relating to the exploration and research of vaccine development of the Company’s norovirus shell and protrusion (S&P) platform for multiple diseases. The term of the SRA is one year from the Effective Date, and is renewable by mutual agreement of the parties. The research project will be supervised and directed as principal investigator by Ming Tan, Ph.D. If for any reason, Mr. Tan is unavailable to serve as principal investigator and the parties are unable to find a replacement within sixty days of such unavailability, the SRA may be terminated by either party.

Pursuant to the SRA, CHMC is required to fulfill certain research requirements and periodically report the research projects’ progress and results to the Company. Additionally, the SRA provides that the Company will provide for payments of costs and expenses relating to the research and also provide additional funding in connection with the research in a sum of up to $247,705.

The foregoing description is qualified in its entirety by reference to the SRA, which is filed herewith as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On July 20, 2022, the Company issued a press release announcing the entry into the SRA. A copy of the press release is furnished as Exhibit 99.1 hereto.

The foregoing information (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1	Sponsored Research Agreement, effective as of June 30, 2022, by and between Blue Water Vaccines Inc. and Children’s Hospital Medical Center, d/b/a Cincinatti Children’s Hospital Medical Center.
99.1	Press Release, dated July 20, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Water Vaccines Inc.

Date: July 25, 2022	By:	/s/ Joseph Hernandez
Joseph Hernandez
Chief Executive Officer

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